UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2010

NGAS Resources, Inc.
(Exact name of registrant as specified in its charter)

Province of British Columbia (State or other jurisdiction of incorporation)	0-12185 Commission File Number	Not Applicable (I.R.S. Employer Identification No.)

120 Prosperous Place, Suite 201 Lexington, Kentucky (Address of principal executive offices)	40509-1844 (Zip Code)
(859) 263-3948
Registrant’s telephone number, including area code:
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2b
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On June 24, 2010, the company held its annual meeting of shareholders. The proposals submitted to shareholders and final voting results are shown in the following table:

		Votes
	Votes	Against or	Broker
Management Proposals	For	Withheld	Non-Votes

Fixing the size of the board at six members	25,414,909	2,431,829	—

Election of directors:
William S. Daugherty	9,808,502	978,359	17,049,247
B. Allen Connell	9,710,748	1,076,746	17,049,247
Paul R. Ferretti	9,722,128	1,065,366	17,049,247
James K. Klyman	9,729,823	1,057,038	17,049,247
Thomas F. Miller	9,725,512	1,061,982	17,049,247
Steve U. Morgan	9,730,354	1,057,140	17,049,247

Approve share issuances under convertible notes and warrants	9,700,627	1,086,867	17,049,247

Ratifying the appointment of auditors	26,550,985	1,285,756	—
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. See “Index to Exhibits” attached to this report and incorporated herein by reference.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NGAS Resources, Inc.
By:	/s/ William S. Daugherty
William S. Daugherty,
President and Chief Executive Officer

Date: June 25, 2010

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press release dated June 25, 2010.